UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 22, 2011
CEC ENTERTAINMENT, INC. (Exact Name of Registrant as Specified in Charter)
Kansas (State or other jurisdiction of incorporation)	0-13687 (Commission File Number)	48-0905805 (IRS Employer Identification No.)
4441 West Airport Freeway Irving, Texas (Address of Principal Executive Offices)		75062 (Zip Code)
(972) 258-8507 (Registrant’s Telephone Number, Including Area Code)
Not applicable (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) On February 28, 2011, CEC Entertainment, Inc. (the “Company”) issued a press release announcing that Richard T. Huston, Executive Vice President, Marketing and Entertainment, provided notice on February 22, 2011, that he intends to retire from the Company. Mr. Huston will remain in his current role full-time while a search is completed to fill his position.  The Company also announced that Mr. Huston intends to serve out his remaining term on the Company’s Board of Directors, which is set to expire at the Company’s 2011 Annual Shareholders meeting, and that he will not seek reelection as a Director. Mr. Huston has no disagreements with the Company regarding any matter relating to its operations, policies or practices.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of CEC Entertainment, Inc. dated February 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEC ENTERTAINMENT, INC.

Date: February 28, 2011	By:	/s/ Tiffany B. Kice
Tiffany B. Kice
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of CEC Entertainment, Inc. dated February 28, 2011